UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22016

ALPINE GLOBAL PREMIER PROPERTIES FUND

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, New York 10577

(Address of principal executive offices) (Zip code)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York 10577

(Name and address of agent for service)

Copies of information to:

Rose F. DiMartino, Esq.	Sarah E. Cogan, Esq.
Willkie Farr & Gallagher LLP	Simpson Thacher & Bartlett LLP
787 Seventh Avenue	425 Lexington Ave
New York, NY 10019-6099	New York, NY 10174

Registrant’s telephone number, including area code: 914-251-0880

Date of fiscal year end: October 31

Date of reporting period: May 1, 2010 – July 31, 2010

Item 1 – Schedule of Investments.

Alpine Global Premier Properties Fund

Schedule of Portfolio Investments

July 31, 2010 (Unaudited)

Description	Shares	Value (Note 2)

COMMON STOCKS (96.2%)
Australia (4.0%)
Goodman Group	6,964,466	$3,874,958
Mirvac Group	3,075,443	3,686,614
Stockland Corp., Ltd.	7,056,000	24,193,678

		31,755,250
Austria (0.5%)
Conwert Immobilien Invest SE	350,025	4,174,556

Brazil (20.5%)
Aliansce Shopping Centers SA	200,110	1,376,695
BHG SA - Brazil Hospitality Group*	740,000	6,975,893
BR Malls Participacoes SA	787,400	11,836,966
BR Properties SA	177,736	1,409,721
Brasil Brokers Participacoes SA	563,300	2,177,871
Brookfield Incorporacoes SA	1,777,970	9,249,730
Cyrela Brazil Realty SA Empreendimentos e Participacoes	605,000	8,472,339
Cyrela Commercial Properties SA Empreendimentos e Participacoes	1,481,000	9,254,145
Direcional Engenharia SA	1,587,302	11,055,521
EcoRodovias Infraestrutura e Logistica SA*	829,384	4,989,130
Iguatemi Empresa de Shopping Centers SA	541,738	10,768,229
Julio Simoes Logistica SA*	1,112,020	5,184,537
Mills Estruturas e Servicos de Engenharia SA*	605,000	5,194,166
MRV Engenharia e Participacoes SA	2,328,000	20,979,532
Multiplan Empreendimentos Imobiliarios SA	905,000	17,134,694
PDG Realty SA Empreendimentos e Participacoes	2,357,142	24,941,103
Rossi Residencial SA	945,387	8,632,542
Tecnisa SA	639,500	3,454,202

		163,087,016
Canada (1.9%)
Brookfield Properties Corp.	1,026,485	15,438,334

Chile (0.3%)
Parque Arauco SA	1,780,643	2,681,640

China (5.0%)
Agile Property Holdings, Ltd.	733,524	955,682
C C Land Holdings, Ltd.	11,771,100	4,803,912
CapitaRetail China Trust	5,414,000	4,857,391
Evergrande Real Estate Group, Ltd.	6,152,000	2,209,730
Franshion Properties China, Ltd.	22,224,000	6,437,593
Hopson Development Holdings, Ltd.	1,753,400	2,383,766
KWG Property Holding, Ltd.	4,669,934	3,456,984
Renhe Commercial Holdings Co., Ltd.	44,652,000	9,600,108
Soho China, Ltd.	1,228,500	757,582
Yanlord Land Group, Ltd.	3,087,500	4,223,231

		39,685,979

Description	Shares	Value (Note 2)

France (3.7%)
Club Mediterranee*	64,714	$1,166,736
Eurosic, Inc.	120,314	3,943,205
Gecina SA	25,000	2,560,694
ICADE	20,831	1,980,570
Kaufman & Broad SA*	78,984	1,837,783
Nexity SA	298,719	10,002,456
Total SA - ADR	150,000	7,594,500

		29,085,944
Germany (1.3%)
Deutsche Post AG	136,300	2,367,670
DIC Asset AG	622,136	5,164,401
Sirius Real Estate, Ltd.*	4,996,244	1,676,548
Treveria PLC	11,057,500	1,044,697

		10,253,316
Hong Kong (2.8%)
The Hongkong & Shanghai Hotels, Ltd.	2,995,250	4,750,754
Longfor Properties Co., Ltd.	594,000	650,781
Mandarin Oriental International, Ltd.	1,956,000	2,797,080
Midland Holdings, Ltd.	8,196,850	7,714,061
New World China Land, Ltd.	10,280,980	3,573,691
NWS Holdings, Ltd.	1,521,000	2,843,247

		22,329,614
India (0.9%)
Hirco PLC*	1,299,168	2,380,045
Unitech Corporate Parks PLC*	2,504,000	1,168,918
Yatra Capital, Ltd.*	666,500	3,191,925

		6,740,888
Italy (0.4%)
Pirelli & C Real Estate SpA*	6,189,075	2,955,935

Japan (3.5%)
Frontier Real Estate Investment Corp.	307	2,213,797
Japan Logistics Fund, Inc.	2,002	16,429,400
Mitsui Fudosan Co., Ltd.	300,000	4,444,702
Nomura Real Estate Holdings, Inc.	170,897	2,104,687
Secured Capital Japan Co., Ltd.	2,624	2,332,579

		27,525,165
Luxembourg (1.1%)
Regus PLC	7,524,146	8,837,144

Netherlands (0.7%)
Corio NV	60,000	3,520,075
Eurocommercial Properties NV	54,886	2,073,147

		5,593,222
Norway (1.0%)
Norwegian Property ASA*	4,944,612	7,658,494

Philippines (0.6%)
SM Prime Holdings, Inc.	20,000,000	4,654,226

Poland (0.2%)
Atrium European Real Estate, Ltd.	251,807	1,296,164

Russia (1.4%)
LSR Group OJSC - GDR*(1)	650,000	5,915,000
PIK Group - GDR*(1)	751,845	2,601,384

Description	Shares	Value (Note 2)

Russia (continued)
RGI International, Ltd.*	1,358,561	$2,717,122

		11,233,506
Singapore (7.5%)
ARA Asset Management, Ltd.(1)	19,802,400	16,601,512
Ascott Residence Trust	6,100,000	5,293,426
Banyan Tree Holdings, Ltd.*	8,655,400	5,537,725
CapitaCommercial Trust	19,739,300	19,161,550
CapitaMall Trust	4,000,000	5,618,473
Parkway Life Real Estate Investment Trust	3,503,000	3,838,410
Starhill Global REIT	8,007,071	3,385,840

		59,436,936
Sweden (2.4%)
Hufvudstaden AB	834,586	7,149,813
JM AB	751,945	12,263,963

		19,413,776
Thailand (1.8%)
Central Pattana PCL	5,730,000	4,047,839
Minor International PCL	23,771,800	8,101,930
SC Asset PCL	5,031,900	2,073,564

		14,223,333
United Kingdom (3.1%)
Great Portland Estates PLC	1,400,478	6,621,224
Metric Property Investments PLC*	1,162,791	1,870,202
Shaftesbury PLC	1,556,214	9,767,698
Songbird Estates PLC*	2,647,106	6,230,537

		24,489,661
United States (31.6%)
Alexander’s, Inc.	33,534	11,206,057
Alexandria Real Estate Equities, Inc.	123,739	8,729,786
AMB Property Corp.	227,258	5,672,360
Annaly Capital Management, Inc.	1,868,135	32,505,549
Apollo Commercial Real Estate Finance, Inc.	386,500	6,531,850
Beazer Homes USA, Inc.*	250,385	1,059,129
CB Richard Ellis Group, Inc.*	108,333	1,841,661
CBL & Associates Properties, Inc.	1,404,353	19,759,247
Chatham Lodging Trust*	225,723	3,424,218
Chimera Investment Corp.	2,031,660	7,862,524
Cogdell Spencer, Inc.	400,343	2,974,548
Colony Financial, Inc.	465,507	8,313,955
Covanta Holding Corp.	250,000	3,767,500
Cypress Sharpridge Investments, Inc.	362,190	4,780,908
Diamond Offshore Drilling, Inc.	150,000	8,923,500
DiamondRock Hospitality Co.*	581,974	5,400,719
DuPont Fabros Technology, Inc.	57,143	1,442,289
Entertainment Properties Trust	147,800	6,169,172
Excel Trust, Inc.*	426,923	4,883,999
First Potomac Realty Trust	35,000	542,500
Frontier Communications Corp.	68,411	522,660
General Growth Properties, Inc.	482,793	6,720,479
Host Hotels & Resorts, Inc.	410,569	5,887,559
Lennar Corp.	289,750	4,279,607
The Macerich Co.	122,119	5,061,833
MFA Mortgage Investments, Inc.	2,710,500	19,895,070
Ocwen Financial Corp.*	276,059	2,915,183
Orient-Express Hotels, Ltd.*	368,393	3,356,060
Pebblebrook Hotel Trust*	53,571	979,814
ProLogis European Properties	390,000	4,235,400

Description	Shares	Value (Note 2)

United States (continued)
Simon Property Group, Inc.	122,665	$10,944,171
SL Green Realty Corp.	150,000	9,036,000
Starwood Property Trust, Inc.	1,118,900	19,871,664
Two Harbors Investment Corp.	400,000	3,372,000
Verizon Communications, Inc.	285,000	8,282,100

		251,151,071
TOTAL COMMON STOCKS
(Identified Cost $736,049,080)		$763,701,170

PARTICIPATION NOTES (3.8%)
Australia (2.3%)
Westfield Group*	1,650,000	18,226,518

India (0.2%)
Merrill Lynch - Housing Development*	313,700	1,799,854

Netherlands (0.5%)
Merrill Lynch - Phoenix Mills, Ltd.*	850,000	4,012,340

United States (0.8%)
Macquarie Bank, Ltd. - Housing Development and Infrastructure, Ltd.*	1,105,800	6,344,528

TOTAL PARTICIPATION NOTES
(Identified Cost $28,128,469)		$30,383,240

PREFERRED STOCKS (0.3%)
United States (0.3%)
Beazer Homes USA, Inc., 7.500%	70,000	$1,610,000
CBL & Associates Properties, Inc., 7.375%	10,000	223,700

		1,833,700
TOTAL PREFERRED STOCKS
(Identified Cost $1,953,000)		$1,833,700

WARRANTS (0.0%)(2)
Thailand (0.0%)(2)
Minor International PCL, expires 3/1/13 at 13.00 (Thailand Baht)*	2,377,180	181,188

TOTAL WARRANTS
(Identified Cost $0)		$181,188

EQUITY - LINKED STRUCTURED NOTES (3.8%)
France (2.9%)
Accor SA*	250,000	8,097,463
Edenred*	250,000	4,398,139
Veolia Environment*	120,000	3,186,208
Vinci SA*	160,000	7,745,937

		23,427,747
United Kingdom (0.9%)
InterContinental Hotels Group PLC*	300,000	5,192,299
Man Group PLC*	500,000	1,704,875

		6,897,174

Description		Shares	Value (Note 2)

TOTAL EQUITY - LINKED STRUCTURED NOTES
(Identified Cost $30,104,994)			$30,324,921

SHORT TERM INVESTMENTS (0.0%)(2)
Federated Treasury Obligations Money Market Fund	0.013%	274	274

TOTAL SHORT TERM INVESTMENTS
(Identified Cost $274)			$ 274

TOTAL INVESTMENTS (104.1%)
(Identified Cost $796,235,817)			826,424,493

TOTAL LIABILITIES LESS OTHER ASSETS (-4.1%)			(32,272,053)

NET ASSETS (100.0%)			$794,152,440

*	Non-income producing security.
(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees. As of July 31, 2010, securities restricted under Rule 144A had a total value of $25,117,896 which comprised 3.16% of the Fund’s net assets.

(2)	Less than 0.05% of Net Assets.

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipts

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Co. - Company

Corp. - Corporation

GDR - Global Depositary Receipts

Inc. - Incorporated

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OJSC - Open Joint Stock Company

PCL - Public Company Limited

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SpA - Societa’ Per Azioni is an Italian shared company.

NOTES TO QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS

July 31, 2010 (Unaudited)

1. Organization:

Alpine Global Premier Properties Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is capital appreciation. The Fund’s secondary investment objective is high current income.

The Fund had no operations prior to April 26, 2007 other than matters relating to its organization and the sale and issuance of 213,089.005 shares of beneficial interest in the Fund to a group consisting of Alpine Woods Capital Investors, LLC (“Alpine Woods”), certain of its officers and parties either related to or affiliated with those officers and 6,235.602 shares of beneficial interest in the Fund to the Independent Trustees at the initial subscription price of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AWP”.

2. Security Valuation:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1	-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	-	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	-	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$763,701,170	$–	$–	$763,701,170
Participation Notes	–	30,383,240	–	30,383,240
Preferred Stocks	223,700	1,610,000	–	1,833,700
Warrants	181,188	–	–	181,188
Equity - Linked Structured Notes	–	30,324,921	–	30,324,921
Short Term Investments	274	–	–	274
Total	$764,106,332	$62,318,161	$–	$826,424,493

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts	$–	$23,200	$–	$23,200

Liabilities
Total Return Swap Contracts	–	(156,300)	–	(156,300)
TOTAL	$–	$(133,100)	$–	$(133,100)

* For detailed country descriptions, see accompanying Schedule of Portfolio Investments.

Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

As of July 31, 2010 the net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:

Gross appreciation (excess of value over tax cost)	141,454,628

Gross depreciation (excess of tax cost over value)	(157,083,847)

Net unrealized appreciation/(depreciation)	(15,629,219)

Cost of investments for income tax purposes	842,053,712

Distributions: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swap Counterparty:	Underlying Security	Shares	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Unrealized Appreciation/(Depreciation)	Collateral
Macquarie	CFS Retail Property Trust	4,000,000	$6,964,000	US One Month LIBOR+45bps	US1M LIBOR	6/23/2011	($156,300)	$1,810,000
Macquarie	Dexus Property Group	2,000,000	1,452,400	US One Month LIBOR+45bps	US1M LIBOR	6/23/2011	23,200	320,000

TOTAL			$8,416,400				($133,100)	$2,130,000

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund held equity-linked structured notes at July 31, 2010.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund did not hold forward currency contracts at July 31, 2010.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Fund’s financial statement disclosures. The implementation of the ASC did not have a material effect on the Company’s financial disclosures contained in this Report.

Item 2 - Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPINE GLOBAL PREMIER PROPERTIES FUND

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
President (Principal Executive Officer)

Date:	September 24, 2010

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
President (Principal Executive Officer)

Date:	September 24, 2010

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	September 24, 2010